UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 13, 2003


                            FACTORY 2-U STORES, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

         1-10089                                       51-0299573
---------------------------                  ---------------------------------
 (Commission File Number)                    (IRS Employer Identification No.)


                  4000 RUFFIN ROAD, SAN DIEGO, CALIFORNIA 92123
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 627-1800

                                       NA
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          (Former name or former address, if changed since last report)

Item 5.  Other Events

On November 13, 2003, Factory 2-U Stores, Inc. (the "Company") announced the appointment of A.J. Nepa as Executive Vice President and General Merchandise Manager of the Company. The full text of our press release dated November 13, 2003 is attached as an exhibit.


Item 7.  Exhibits

        Exhibit No.                             Description
       ------------                            -------------
           99.1 Press release of Factory 2-U Stores, Inc., dated November 13, 2003.





                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FACTORY 2-U STORES,INC.

                                  By:   /s/ Douglas C.Felderman
                                        -----------------------
                                        Douglas C.Felderman
                                        Executive Vice President and
                                        Chief Financial Officer

November 18, 2003
-----------------
     Date

                                 EXHIBIT INDEX

Exhibit No.                   Description
-----------                  -------------
  99.1 Press release of Factory 2-U Stores, Inc., dated November 13, 2003.